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                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                     SUPPLEMENT DATED FEBRUARY 26, 2007 TO
               PROSPECTUSES DATED MAY 1, 2006 (AS SUPPLEMENTED)

This supplement applies to Class VA, XC, L, L-4 Year, and C variable annuity contracts issued by First MetLife Investors Insurance Company ("we", "us", or "our"). This supplement revises certain disclosure in the prospectus regarding the availability of a guaranteed minimum income benefit, the guaranteed minimum accumulation benefit or a guaranteed withdrawal benefit rider for certain decedent contracts. This supplement provides information in addition to that contained in the prospectus dated May 1, 2006 for the contract. It should be read in its entirety and kept together with your prospectus for a future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

1.  GMIB, QUALIFIED CONTRACTS AND DECEDENT CONTRACTS.

In the "ANNUITY PAYMENTS (THE INCOME PHASE)" section, in the "Guaranteed Minimum Income Benefit" section, replace the subsection entitled "GMIB, Qualified Contracts and Decedent Contracts" with the following:

   GMIB, QUALIFIED CONTRACTS AND DECEDENT CONTRACTS

   The GMIB may have limited usefulness in connection with a qualified contract, such as an IRA (see "Federal Income Tax Status--Taxation of Qualified Contracts"), in circumstances where the owner is planning to exercise the rider on a date later than the beginning date of required minimum distributions under the contract. In such event, required minimum distributions received from the contract will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the GMIB. You should consult your tax adviser prior to electing a GMIB rider.

   Additionally, the GMIB is not appropriate for purchase by a beneficiary under a decedent's Non-Qualified Contract (see "Federal Income Tax Status--Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death; however, the GMIB benefit may not be exercised until 10 years after purchase. It is not clear under these rules whether minimum distribution requirements will be met in all cases where income payments under a life contingent annuity (such as provided under the GMIB) do not begin until after the year following the year of death, as would be the case with a GMIB benefit purchased by such beneficiary. Even if minimum distribution requirements would be met, the value of such benefit may be adversely impacted or eliminated, depending on the beneficiary's own situation, because of required distributions prior to the time that the benefit could be exercised.

2.  GUARANTEED WITHDRAWAL BENEFIT AND DECEDENT CONTRACTS

In the "LIVING BENEFITS" section, in the "Guaranteed Withdrawal Benefit" section, add the following as the very last paragraph:

   GWB AND DECEDENT CONTRACTS

   Note that the GWB I and Enhanced GWB are not appropriate for purchase by a beneficiary under a decedent's Non-Qualified Contract.


                                                   Class VA, XC, L, L-4 Year, C
                                                                    SUPP-NYMSTR

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3.  GUARANTEED MINIMUM ACCUMULATION BENEFIT

In the "LIVING BENEFITS" section, in the "Guaranteed Minimum Accumulation Benefit" section, add the following as the very last paragraph:

   GMAB AND DECEDENT CONTRACTS. Note that the GMAB is not appropriate for purchase by a beneficiary under a decedent's Non-Qualified Contract (see "Federal Income Tax Status--Taxation of Non-Qualified Contracts") or IRA contract (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases) because, under tax rules, such contracts generally require distributions to commence by the end of the calendar year following the year of the owner's death and such distributions will have the effect of reducing the usefulness of the GMAB.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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                                        Telephone: (800) 343-8496
               5 Park Plaza, Suite 1900
               Irvine, CA 92614
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